UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2015

Date of reporting period:	November 1, 2014 – April 30, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Semiannual report 4|30|15

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the midway point of 2015 at hand, we note the sixth anniversary of the beginning of the U.S. economic expansion as dated by the National Bureau of Economic Research, which tracks the ups and downs of U.S. business cycles. It has also been six years since the beginning of the current bull market in U.S. stocks.

Both the expansion and the bull market are longer than average, and both appear to owe their longevity, to some degree, to the extraordinary policy measures undertaken by the Federal Reserve. Recently, however, the Fed has been preparing markets for a shift toward tighter monetary policy. Short-term interest rates could increase for the first time since 2006.

While higher interest rates can be a reflection of solid economic conditions, they can also pose a risk to fixed-income investments, and can have a less direct impact on stocks. International markets, which have performed well in early 2015, would also feel the effects of higher rates in the world’s largest economy. In the following pages, your fund’s portfolio manager provides a market outlook in addition to an update on your fund’s performance.

With the possibility that markets could begin to move in different directions, it might be a prudent time to consult your financial advisor to determine whether any adjustments or additions to your portfolio are warranted.

As the owner of a Putnam fund, you have put your investment in the hands of professional managers who pursue a consistent strategy and have experience in navigating changing market conditions. They, and we, share a deep conviction that an active approach based on fundamental research can play a valuable role in your portfolio.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

June 11, 2015

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

"Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA
Portfolio Manager
Director of Global Equity Research

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets haven't already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

Consumer

Retail stores, restaurants, media, hotels, food and beverages

Financials

Banking, insurance, real estate, credit cards, brokerages

Health Care

Health-care service providers, pharmaceuticals, biotechnology, medical devices

Industrials

Airlines, railroads, aerospace and defense, construction, machinery, transportation

Natural Resources

Oil and gas, metals, mining, paper, chemicals, natural resources equipment

Technology

Computer hardware, software, storage, and security; consulting and Internet services

Telecommunications

Telephone equipment and services, mobile Internet, fiber-optic cable

Utilities

Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 4/30/15

The fund — class A shares before sales charge
Putnam Global Sector Fund (PPGAX)
Fund's benchmark
MSCI World Index (ND)
10.22
10.34
10.48
10.51
13.79
13.49
7.21
7.41
5.69
5.09
LIFE OF FUND
(since 3/31/10)
5 YEARS
3 YEARS
1 YEAR
6 MONTHS*

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4     Global Sector Fund

Interview with your fund’s portfolio manager

Aaron M. Cooper, CFA

Putnam Global Sector Fund’s results were higher than those of the MSCI World Index [ND] during the six-month period ended April 30, 2015. How did you achieve this result?

Across a variety of sectors, our research — which is the cornerstone of our active investment approach — helped us surpass the results of the fund’s benchmark. Our stock selection among biotech firms, household product manufacturers, media companies, and select Internet companies all contributed positively to performance. In addition, the fund was moderately underweight to energy, which aided fund results as oil declined in price for most of the period. Our security selection decisions in this sector also contributed positively to performance versus the benchmark. For example, the fund had smaller-than-benchmark exposure to Exxon Mobil, which was the third-largest contributor to relative returns.

With U.S. stock performance strengthening through year-end 2014 but relatively weak in early 2015, would you say the economic fundamentals supporting the market are still strong?

Economic and business fundamentals do appear strong to us, but the first calendar quarter of 2015 witnessed a variety of temporary setbacks to both the economy and markets. Perhaps chief among these was the surging U.S. dollar, which continued

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Sector Fund     5

to strengthen against virtually every other currency, dampening U.S. exporters’ competitiveness. Another setback — but which also contained an important upside for consumers and a variety of market sectors — came through commodity price weakness. This was particularly the case for oil, which, though it rebounded a fair amount from its March low by period-end, took a toll on many energy-related and natural resources stocks.

Economic pressure was also felt in what became the second consecutive year of challenging winter weather, which was especially disruptive through heavy snowfalls on the Eastern Seaboard, but which also manifested as drought continued in important western U.S. agricultural zones. Lastly, a port shutdown on the West Coast in February destabilized important trade routes in and out of California, further exacerbating conditions for U.S. exporters that rely on this geographical region.

Although this seemed like a lot of bad news at different points in the early months of 2015, we did not believe these conditions would derail continued U.S. economic strength. And while energy-related stocks may endure continued volatility as the price of oil fluctuates in response to global supply and demand, the longer oil prices stay low, the more we believe that may benefit the consumer — the linchpin of the economy and markets.

Which stocks in the underlying funds were standout contributors to Putnam Global Sector Fund’s relative performance?

Amazon.com was the largest contributor to relative results during the period. Although this household name is a company that people commonly think of as an online retailer, a key component of Amazon’s business today is Amazon Web Services [AWS], which provides cloud services for other companies. For

Global composition

Allocations are shown as a percentage of the underlying fund’s net assets as of 4/30/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6     Global Sector Fund

“The longer oil prices stay low,
the more that may benefit the
consumer — the linchpin of the
economy and markets.”

Aaron Cooper

some time, this part of the business has been overlooked by Wall Street.

During and before the reporting period, our research team conducted significant due diligence to assess and value AWS despite limited disclosure by the company. AWS sells storage, processing, and computing power to enterprise clients with data-intensive businesses. Coupled with Amazon’s core retail business, which we also thought was undervalued, we believed AWS would eventually grow into a massive driver of the company’s earnings potential. In April 2015, Amazon reported its quarterly earnings with more specific information about AWS, which was supportive of our thesis on AWS’s value. In the wake of that report — as well as following its fourth quarter 2014 earnings report, which demonstrated more operating leverage — Amazon’s stock has made substantial gains, as Wall Street has acknowledged the company’s profit-making potential and revised estimates upward for the company over the longer term.

The stock of Axalta Coatings, a company that produces high-performance paints and other coatings used by the transportation industry, was also a large contributor to results. We believed paint manufacturers and coatings companies would benefit from lower energy costs, and that thesis proved correct during the period. We maintained this position in the underlying fund at the end of the period.

Our benchmark-relative overweight to a French cable company, Numericable, was a top contributor. This company took over the number-two mobile telecommunications

Fund allocations

Allocations are shown as a percentage of the fund’s net assets as of 4/30/15 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Global Sector Fund     7

player in France, SFR, during the period, which helped drive Numericable’s stock price appreciation. As a participant in the ongoing consolidation of the French telecom industry, Numericable is in a good position to benefit from more rationally priced mobile and data-delivery services, in our view. In addition, we believe there are opportunities for the company to bundle telecommunication services for its customers and expand its market share, even as it has been realizing cost-cutting potential through a simplification of its business model.

What stocks detracted from the fund’s relative performance results?

The top detractor for the period was the stock of Michael Kors Holdings, a retailer of accessories such as handbags and watches. The company has experienced extraordinary growth and market share gains in the U.S. market, but its stock declined as U.S. store traffic and sales slowed.

Two other detractors — Melco Crown Entertainment and Wynn Resorts — were hurt by a slowdown in the international gaming business, specifically in Macau, China. Casino business in Macau, the world’s largest gambling center, weakened dramatically in 2014 due to slowing economic growth and a crackdown on corruption in China that discouraged many people from visiting casinos. Despite the disappointing recent performance, we believe these two stocks continue to represent attractive investment opportunities. We believe Macau remains poised for strong long-term growth, especially considering that only a small portion of China’s population — less than 2 percent — has visited Macau.

What is your outlook for the economy and stock market?

We think the economy and the stock market are still effectively in the second half of their recovery from the 2008 financial crisis. At the moment, we are seeing the positive combination of generally solid growth with subdued inflation in the United States, as well as encouraging economic news in Europe. Unlike many previous cycles, commodity prices and China’s economic growth are experiencing downward pressure, which together forcefully counteract rising price levels. We believe the area to watch most closely for an inflation surprise would be in higher wages. However, even though the employment market is tightening in the United States, we think it will take time for that to spread to other parts of the U.S. economy.

As we get closer to the day the U.S. Federal Reserve raises short-term rates, we think the market may become more volatile, but we don’t think the Fed will have to act too aggressively in a rate-raising campaign given the mild inflation outlook. Corporate earnings, meanwhile, will likely appear to have stagnated over the coming months, in our opinion, weighed down by dollar strength and, in some cases, commodity deflation. With earnings stalled out and stock prices generally moving up, that may continue to raise the price-to-earnings ratios for many companies, which may thus make valuations appear fair to somewhat rich.

Despite the likelihood of this earnings slowdown, we do expect to see an acceleration to somewhat stronger growth in the second half of 2015. The anniversary of oil price weakness will pass, which may positively affect earnings in the energy sector, as will the anniversary of the U.S. dollar’s upward surge, which could carry positive implications for multinational companies. When we also consider the fact that Europe continues to strengthen in its recovery, we think the investment environment overall remains quite balanced. Against this backdrop, we will continue to rely on our broad research capability to source our best ideas across sectors for the fund.

8     Global Sector Fund

Thank you, Aaron, for your insights and time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your portfolio is managed by a team of senior equity analysts, including Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Christopher J. Eitzmann; Vivek Gandhi, CFA; Ryan Kauppila; Greg Kelly; David Morgan; Ferat Ongoren; Walter D. Scully, CPA; and Di Yao.

IN THE NEWS

There seems to be momentum in the U.S. equities market, which is now in its third-longest bull run since 1928. Inflation, as measured by the Consumer Price Index, was –0.1% before seasonal adjustment for the 12 months ended March 31, 2015, according to the Bureau of Labor Statistics. Low inflation and a resilient U.S. economy generally provide a supportive environment for equities. However, investors appear to be more cautious than celebratory. Uncertainties include the timing of the Federal Reserve’s decision to implement the first hike in short-term interest rates since 2006 and whether the strong dollar could continue to worsen the trade balance, which could in turn reduce gross domestic product. In March, exports grew by less than 1%, according to the Bureau of Economic Analysis, compared with a 7.7% jump in imports in the same month. For now, the S&P 500 Index continues to hover around the 2100 mark. Investors should keep in mind that equities tend to perform well when short-term rates are rising from low levels. The reason is, in part, because rising rates typically signal an improving economy.

Global Sector Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	63.96%	54.54%	57.63%	56.63%	57.73%	57.73%	59.84%	54.25%	61.91%	66.07%
Annual average	10.22	8.94	9.37	9.23	9.38	9.38	9.67	8.90	9.94	10.49
5 years	64.62	55.16	58.42	56.42	58.52	58.52	60.64	55.02	62.56	66.74
Annual average	10.48	9.18	9.64	9.36	9.65	9.65	9.94	9.16	10.21	10.77
3 years	47.32	38.85	43.91	40.91	43.92	43.92	45.08	40.00	46.13	48.44
Annual average	13.79	11.56	12.90	12.11	12.90	12.90	13.21	11.87	13.48	14.07
1 year	7.21	1.05	6.44	1.71	6.40	5.46	6.77	3.04	7.04	7.54
6 months	5.69	–0.38	5.25	0.57	5.21	4.28	5.42	1.73	5.60	5.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10     Global Sector Fund

Comparative index returns For periods ended 4/30/15

MSCI World Index (ND)
Life of fund	64.87%
Annual average	10.34
5 years	64.84
Annual average	10.51
3 years	46.17
Annual average	13.49
1 year	7.41
6 months	5.09

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	1		1	1	1		1	1
Income	$0.469		$0.391	$0.407	$0.407		$0.439	$0.498
Capital gains
Long-term gains	1.001		1.001	1.001	1.001		1.001	1.001
Short-term gains	—		—	—	—		—	—
Total	$1.470		$1.392	$1.408	$1.408		$1.440	$1.499
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
10/31/14	$12.69	$13.46	$12.50	$12.52	$12.63	$13.09	$12.66	$12.73
4/30/15	11.86	12.58	11.69	11.69	11.83	12.26	11.85	11.89

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Sector Fund     11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Life of fund	59.95%	50.76%	53.86%	51.86%	53.95%	53.95%	55.92%	50.46%	57.95%	61.88%
Annual average	9.85	8.56	9.00	8.71	9.01	9.01	9.29	8.51	9.57	10.11
5 years	59.95	50.76	53.86	51.86	53.95	53.95	55.92	50.46	57.95	61.88
Annual average	9.85	8.56	9.00	8.71	9.01	9.01	9.29	8.51	9.57	10.11
3 years	42.33	34.14	38.96	35.96	39.10	39.10	40.15	35.24	41.17	43.29
Annual average	12.49	10.29	11.59	10.78	11.63	11.63	11.91	10.59	12.18	12.74
1 year	4.51	–1.50	3.64	–0.97	3.69	2.77	3.99	0.35	4.26	4.74
6 months	4.01	–1.97	3.64	–0.97	3.60	2.69	3.74	0.11	3.92	4.16

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Net expenses for the fiscal year ended 10/31/14*	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%
Total annual operating expenses for the fiscal year ended 10/31/14	2.53%	3.28%	3.28%	3.03%	2.78%	2.28%
Annualized expense ratio for the six-month period ended 4/30/15	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 1.01%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/29/16.

12     Global Sector Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2014, to April 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$1.27	$5.09	$5.09	$3.82	$2.55	$0.00
Ending value (after expenses)	$1,056.90	$1,052.50	$1,052.10	$1,054.20	$1,056.00	$1,058.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2015, use the following calculation method. To find the value of your investment on November 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$1.25	$5.01	$5.01	$3.76	$2.51	$0.00
Ending value (after expenses)	$1,023.55	$1,019.84	$1,019.84	$1,021.08	$1,022.32	$1,024.79

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/15. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Sector Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14     Global Sector Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2015, Putnam employees had approximately $498,000,000 and the Trustees had approximately $142,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Sector Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Global Sector Fund

The fund’s portfolio 4/30/15 (Unaudited)

	Shares	Value
Global Sector Funds (99.6%)*
Putnam Global Consumer Fund Class Y †††	115,020	$2,124,411
Putnam Global Financials Fund Class Y †††	157,256	1,945,263
Putnam Global Health Care Fund Class Y †††	16,263	1,203,307
Putnam Global Industrials Fund Class Y †††	56,785	993,172
Putnam Global Natural Resources Fund Class Y †††	60,134	1,244,764
Putnam Global Technology Fund Class Y †††	56,860	1,263,996
Putnam Global Telecommunications Fund Class Y †††	19,789	303,160
Putnam Global Utilities Fund Class Y †††	23,058	288,454
Total global sector funds (cost $9,524,015)		$9,366,527
Fixed Income Funds (0.5%)*
Putnam Money Market Fund Class A †††	43,039	$43,039
Total fixed income funds (cost $43,039)		$43,039
Total investments (cost $9,567,054)		$9,409,566

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2014 through April 30, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.”

*	Percentages indicated are based on net assets of $9,407,447.
†††	Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Global sector funds	$9,366,527	$—	$—
Fixed income funds	43,039	—	—
Totals by level	$9,409,566	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

	Statement of assets and liabilities 4/30/15 (Unaudited)
	ASSETS
	Investment in affiliated underlying Putnam Funds, at value (Note 1):
	Affiliated underlying Putnam Funds (identified cost $9,567,054) (Note 5)	$9,409,566
	Interest and other receivables	1
	Receivable for shares of the fund sold	6,114
	Receivable for investments sold	2,376
	Receivable from Manager (Note 2)	18,679
	Total assets	9,436,736
	LIABILITIES
	Payable for investments purchased	7,560
	Payable for shares of the fund repurchased	1,029
	Payable for distribution fees (Note 2)	2,127
	Payable for auditing and tax fees	9,890
	Payable for reports to shareholders	6,894
	Other accrued expenses	1,789
	Total liabilities	29,289
	Net assets	$9,407,447

	REPRESENTED BY
	Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,900,897
	Distributions in excess of net investment income (Note 1)	(260,022)
	Accumulated net realized gain on investments (Note 1)	924,060
	Net unrealized depreciation of investments	(157,488)
	Total — Representing net assets applicable to capital shares outstanding	$9,407,447
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($3,557,115 divided by 299,984 shares)	$11.86
	Offering price per class A share (100/94.25 of $11.86)*	$12.58
	Net asset value and offering price per class B share ($406,044 divided by 34,729 shares)**	$11.69
	Net asset value and offering price per class C share ($807,378 divided by 69,051 shares)**	$11.69
	Net asset value and redemption price per class M share ($683,145 divided by 57,768 shares)	$11.83
	Offering price per class M share (100/96.50 of $11.83)*	$12.26
	Net asset value, offering price and redemption price per class R share ($19,267 divided by 1,627 shares)†	$11.85
	Net asset value, offering price and redemption price per class Y share ($3,934,498 divided by 331,023 shares)	$11.89
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

18     Global Sector Fund

Statement of operations Six months ended 4/30/15 (Unaudited)
INVESTMENT INCOME
Income distributions from underlying Putnam Fund shares (Note 5)	$74,611
Total investment income	74,611
EXPENSES
Distribution fees (Note 2)	10,503
Reports to shareholders	9,017
Auditing and tax fees	9,890
Blue sky expense	38,666
Other	1,386
Fees waived and reimbursed by Manager (Note 2)	(58,959)
Total expenses	10,503
Expense reduction (Note 2)	—
Net expenses	10,503
Net investment income	64,108

Net realized gain of underlying Putnam Fund shares (Notes 1 and 3)	22,036
Capital gain distribution from underlying Putnam Fund shares (Note 5)	922,292
Net unrealized depreciation of underlying Putnam Fund shares during the period	(534,849)
Net gain on investments	409,479
Net increase in net assets resulting from operations	$473,587

The accompanying notes are an integral part of these financial statements.

Global Sector Fund     19

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 4/30/15*	Year ended 10/31/14
	Operations:
	Net investment income	$64,108	$15,669
	Net realized gain on investments	944,328	847,980
	Net unrealized depreciation of investments	(534,849)	(339,314)
	Net increase in net assets resulting from operations	473,587	524,335
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(123,208)	(49,254)
	Class B	(13,162)	(5,241)
	Class C	(22,783)	(5,626)
	Class M	(710)	(308)
	Class R	(627)	(279)
	Class Y	(155,513)	(74,609)
	From net realized long-term gain on investments
	Class A	(262,965)	(90,173)
	Class B	(33,695)	(12,169)
	Class C	(56,035)	(14,170)
	Class M	(1,746)	(728)
	Class R	(1,430)	(582)
	Class Y	(312,587)	(125,492)
	Increase from capital share transactions (Note 4)	1,558,363	2,062,701
	Total increase in net assets	1,047,489	2,208,405
	NET ASSETS
	Beginning of period	8,359,958	6,151,553
	End of period (including distributions in excess of net investment income of $260,022 and $8,127, respectively)	$9,407,447	$8,359,958
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

20     Global Sector Fund

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Global Sector Fund     21

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)[d]	Portfolio turnover (%)
Class A
April 30, 2015**	$12.69	.09	.55	.64	(.47)	(1.00)	(1.47)	—	$11.86	5.69*	$3,557	.12*	.74*	21*
October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	39
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	—[f]	12.44	27.56	2,257.25		.56	52
October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	—[f]	10.32	10.62	1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	—[f]	9.77	(1.94)	1,520.25		.78	24
October 31, 2010†	10.00	(.01)	.38	.37	—	—	—	—[f]	10.37	3.70*	876	.15*	(.06)*	14*
Class B
April 30, 2015**	$12.50	.04	.54	.58	(.39)	(1.00)	(1.39)	—	$11.69	5.25*	$406	.50*	.38*	21*
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	39
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	—[f]	12.29	26.46	287	1.00	(.39)	52
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	—[f]	10.22	9.79	99	1.00	1.09	50
October 31, 2011	10.32	—[f]	(.25)	(.25)	(.37)	(.02)	(.39)	—[f]	9.68	(2.66)	99	1.00	(.02)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20*	46	.59*	(.51)*	14*
Class C
April 30, 2015**	$12.52	.04	.54	.58	(.41)	(1.00)	(1.41)	—	$11.69	5.21*	$807	.50*	.35*	21*
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	39
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	—[f]	12.30	26.57	362	1.00	(.16)	52
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	—[f]	10.21	9.84	250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	—[f]	9.68	(2.65)	227	1.00	(.15)	24
October 31, 2010†	10.00	(.05)	.36	.31	—	—	—	.01	10.32	3.20*	71	.59*	(.52)*	14*
Class M
April 30, 2015**	$12.63	(.02)[e]	.63	.61	(.41)	(1.00)	(1.41)	—	$11.83	5.42*	$683	.37*	(.20)[e]*	21*
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	39
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	—[f]	12.38	26.86	19.75		.05	52
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	—[f]	10.28	10.06	13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	—[f]	9.72	(2.43)	15.75		.42	24
October 31, 2010†	10.00	(.04)	.37	.33	—	—	—	.01	10.34	3.40*	16	.44*	(.38)*	14*
Class R
April 30, 2015**	$12.66	.08	.55	.63	(.44)	(1.00)	(1.44)	—	$11.85	5.60*	$19	.25*	.63*	21*
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	39
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	—[f]	12.41	27.18	15.50		.35	52
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	—[f]	10.31	10.29	11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	—[f]	9.76	(2.08)	10.50		.70	24
October 31, 2010†	10.00	(.02)	.36	.34	—	—	—	.01	10.35	3.50*	10	.30*	(.22)*	14*
Class Y
April 30, 2015**	$12.73	.11	.55	.66	(.50)	(1.00)	(1.50)	—	$11.89	5.85*	$3,934	—*	.89*	21*
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	39
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	—[f]	12.47	27.90	3,212	—	.57	52
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	—[f]	10.35	10.86	972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	—[f]	9.80	(1.63)	458	—	1.08	24
October 31, 2010†	10.00	.01	.36	.37	—	—	—	.01	10.38	3.80*	371	—*	.08*	14*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22	Global Sector Fund	Global Sector Fund	23

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 31, 2010 (commencement of operations) to October 31, 2010.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of average net assets
April 30, 2015	0.68%
October 31, 2014	1.27
October 31, 2013	0.98
October 31, 2012	1.31
October 31, 2011	3.53
October 31, 2010	10.58

e The net investment income and per share amount shown for the period ending April 30, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

f Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

24     Global Sector Fund

Notes to financial statements 04/30/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2014 through April 30, 2015.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided

Global Sector Fund     25

by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $8,128 of late year ordinary losses (ordinary losses recognized during the period between January 1, 2014 and October 31, 2014), to its fiscal year ending October 31, 2015.

The aggregate identified cost on a tax basis is $9,585,762, resulting in gross unrealized appreciation and depreciation of $325,291 and $501,487, respectively, or net unrealized depreciation of $176,196.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 29, 2016. During the reporting period, the fund’s expenses were reduced by $58,959 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at

26     Global Sector Fund

the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,203
Class B	2,110
Class C	3,613
Class M	532
Class R	45
Total	$10,503

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,071 and $8 from the sale of class A and class M shares, respectively, and received no monies and $5 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $3,362,350 and $1,801,272, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/15		Year ended 10/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	43,657	$519,018	100,335	$1,249,005
Shares issued in connection with reinvestment of distributions	34,029	382,146	11,298	139,075
	77,686	901,164	111,633	1,388,080
Shares repurchased	(29,702)	(346,819)	(41,071)	(517,888)
Net increase	47,984	$554,345	70,562	$870,192

	Six months ended 4/30/15		Year ended 10/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	2,654	$29,279	19,008	$235,864
Shares issued in connection with reinvestment of distributions	4,220	46,846	1,382	16,861
	6,874	76,125	20,390	252,725
Shares repurchased	(5,775)	(65,680)	(10,109)	(121,156)
Net increase	1,099	$10,445	10,281	$131,569

Global Sector Fund     27

	Six months ended 4/30/15		Year ended 10/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	13,267	$155,748	25,248	$314,277
Shares issued in connection with reinvestment of distributions	7,101	78,818	1,621	19,796
	20,368	234,566	26,869	334,073
Shares repurchased	(4,301)	(50,008)	(3,319)	(41,087)
Net increase	16,067	$184,558	23,550	$292,986

	Six months ended 4/30/15		Year ended 10/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	55,827	$655,493	129	$1,619
Shares issued in connection with reinvestment of distributions	219	2,456	84	1,036
	56,046	657,949	213	2,655
Shares repurchased	—	—	—	—
Net increase	56,046	$657,949	213	$2,655

	Six months ended 4/30/15		Year ended 10/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	123	$1,478	104	$1,299
Shares issued in connection with reinvestment of distributions	183	2,057	70	861
	306	3,535	174	2,160
Shares repurchased	(48)	(531)	(2)	(25)
Net increase	258	$3,004	172	$2,135

	Six months ended 4/30/15		Year ended 10/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	29,091	$341,199	165,990	$2,100,183
Shares issued in connection with reinvestment of distributions	41,609	468,100	16,242	200,101
	70,700	809,299	182,232	2,300,284
Shares repurchased	(56,963)	(661,237)	(122,641)	(1,537,120)
Net increase	13,737	$148,062	59,591	$763,164

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class M	1,351	2.3%	$15,982
Class R	1,366	84.0%	16,187

28     Global Sector Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

Name of affiliates	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Capital gain distributions	Fair value at the end of the reporting period
Putnam Global Consumer Fund Class Y	$1,806,007	$732,036	$354,987	$11,876	$222,303	$2,124,411
Putnam Global Financials Fund Class Y	1,742,340	867,755	353,389	8,314	396,979	1,945,263
Putnam Global Health Care Fund Class Y	1,057,952	403,130	265,637	6,607	81,544	1,203,307
Putnam Global Industrials Fund Class Y	911,553	386,023	192,894	8,025	138,255	993,172
Putnam Global Natural Resources Fund Class Y	1,161,939	344,643	263,005	3,966	—	1,244,764
Putnam Global Technology Fund Class Y	1,082,331	394,649	215,115	—	54,562	1,263,996
Putnam Global Telecommunications Fund Class Y	286,533	132,055	79,482	33,109	28,649	303,160
Putnam Global Utilities Fund Class Y	274,708	78,242	58,047	2,713	—	288,454
Putnam Money Market Fund Class A	37,939	23,817	18,716	1	—	43,039
Totals	$8,361,302	$3,362,350	$1,801,272	$74,611	$922,292	$9,409,566

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Global Sector Fund     29

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

30     Global Sector Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Sector Fund     31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32     Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA730
294687 6/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2015